Dreyfus
California
Tax Exempt
Money Market Fund
Annual Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the funds investments and its share price.

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus
California Tax Exempt Money Market Fund for the 12-month period ended March 31, 1999. Your fund produced a yield of 2.56% and, after taking into account the effect of compounding, an effective yield of 2.59%.*

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your funds fiscal period; however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment/Portfolio Focus

   Throughout the fall of 1998, the short-term municipal market continued to feel the effects of the diminished supply of new issuance during the summer months. California notes, in particular, typically make up most of this new issuance and the lack of California-exempt notes held yields down for most of the period. As a result of the relatively flat yield curve that existed, we did not have to sacrifice yield by utilizing the commercial paper market, and were able to lock in attractive rates in the 60- to 90-day range.

   As year-end approached, we were poised to take advantage of seasonal market weakness and extend the funds average maturity when possible. However, the short-term municipal markets weakness in late December was slight and afforded us less opportunity than in prior years. This, coupled with the lack of supply of high-quality California-exempt paper, hindered our ability to extend the funds average maturity. In the coming months, we will continue to seek attractive buying opportunities in the one-year range. As this years summer financings approach, we will pursue those longer investment opportunities to lock in higher rates while providing an attractive return to the tax-exempt investor. As always, we will structure the portfolio in an attempt to maximize current yield while maintaining our commitment to high quality tax-exempt investments.

                                  Very truly yours,

                                  /s/ Richard J. Moynihan
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation

April 19, 1999
New York,  N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly. Income may be subject to state and local taxes for non-California residents, and some investors may be subject to the Federal Alternative Minimum Tax (AMT). An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Statement of Investments                                                                                March 31, 1999

                                                                                                 Principal
Tax-Exempt Investments--98.3%                                                                    Amount               Value
------------------------------------------------------------------------------                 --------------      --------------
California--81.1%
Anaheim Housing Authority, MFHR, Refunding, VRDN (Sage Park Project)
   3%, Series A (LOC; FNMA) (a)...............................................                 $    2,000,000      $    2,000,000
State of California (Veterans) 4.125%, Series BJ, 6/1/1999....................                      8,800,000           8,801,922
California Health Facilities Financing Authority, Revenue, VRDN
   (Catholic Health Care):
      2.70%, Series C (Insured; MBIA and Liquidity Facility; Morgan
        Guaranty Trust Co.) (a)...............................................                      5,500,000           5,500,000
      2.70%, Series D (Insured; MBIA and LOC; Rabobank Nederland) (a).........                      2,000,000           2,000,000
California Pollution Control Financing Authority:
   PCR:
     CP (Southern California Edison)
       2.90%, Series A, 8/12/1999 (LOC; Southern California Edison)...........                      7,000,000           7,000,000
     Refunding, VRDN (Pacific Gas and Electric):
       3%, Series A (LOC; Toronto-Dominion Bank) (a)..........................                      5,000,000           5,000,000
       3.20%, Series B (LOC; Deutsche Bank) (a)...............................                      5,000,000           5,000,000
       3.20%, Series G (LOC; Pacific Gas and Electric) (a)....................                      5,300,000           5,300,000
   SWDR, VRDN (Shell Martinez Refining)
     3%, Series A (LOC; Shell Oil Company) (a)................................                      2,400,000           2,400,000
California Public Capital Improvements Financing Authority, Revenue (Pooled
  Project) 2.95%, Series C, 6/15/1999 (LOC; National Westminster Bank)........                      9,000,000           9,000,000
California School Cash Reserve Program Authority, Notes
   4.50%, Series A, 7/2/99 (Insured; AMBAC)...................................                      5,000,000           5,009,225
Garden Grove Housing Authority, MFHR, VRDN (Valley View-Senior Villas
  Project) 3%, Series A (LOC; Wells Fargo Bank) (a)...........................                      1,200,000           1,200,000
Kern County:
   COP, VRDN (Kern Public Facilities Project)
     2.70%, Series B (LOC; Union Bank of Switzerland) (a).....................                      3,955,000           3,955,000
   TRAN 4.25%, 10/1/1999......................................................                      3,000,000           3,018,892
Kern County Board of Education, TRAN 4.25%, 6/30/1999.........................                      6,000,000           6,009,238
Kings County Housing Authority, MFHR, Refunding, VRDN (Edgewater Isle
  Apartments)
  2.75%, Series A (LOC; Wells Fargo Bank) (a).................................                      6,155,000           6,155,000
City of Los Angeles, VRDN:
   MFHR :
     (Lucas Studios Project)
       3.05%, Series D (LOC; Bank of America) (a).............................                      3,655,000           3,655,000
     Refunding (Malibu Meadows Project)
       2.80%, Series B (LOC; FNMA) (a)........................................                      3,911,000           3,911,000
   Multi-Family Revenue (Loans To Lender Program)
     3.25%, Series A (LOC; Federal Home Loan Banks) (a).......................                      6,325,000           6,325,000
Newport Beach, Revenue, VRDN (Hoag Memorial Presbyterian Hospital):
   3.05%, Series B (a)........................................................                     10,500,000          10,500,000
   3.05%, Series C (a)........................................................                      8,600,000           8,600,000

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                                                                      March 31, 1999

                                                                                                 Principal
Tax-Exempt Investments (continued)                                                                 Amount               Value
------------------------------------------------------------------------------                 --------------      --------------
California (continued)
Orange County, Apartment Development Revenue, Refunding, VRDN:
   (Villas Aliento)
     2.80%, Series E (LOC; FNMA) (a)..........................................                 $    5,000,000      $    5,000,000
   (Vintage Woods)
     2.80%, Series H (LOC; FNMA) (a)..........................................                     10,000,000          10,000,000
San Bernardino County, COP, Refunding, VRDN (Medical Center Finance Project)
   2.75% (Insured; MBIA and Liquidity Facility; Landesbank-Hessen) (a)........                      5,000,000           5,000,000
San Diego Housing Authority, MFHR, VRDN (Nobel Court Apartments)
   2.75% (LOC; Citibank) (a)..................................................                      3,685,000           3,685,000
San Diego Water Authority, CP
   2.80%, Series 1, 7/12/1999 (Liquidity Facility; Bayerische Landesbank).....                      7,500,000           7,500,000
City of San Jose, MFHR, VRDN (Siena at Renaissance)
   2.95%, Series A (LOC; Key Bank) (a)........................................                      3,500,000           3,500,000
San Leandro, Multi-Family Revenue, VRDN (Parkside Commons)
   2.65%, Series A (LOC; FNMA) (a)............................................                     12,425,000          12,425,000

U.S. Related--17.2%
Commonwealth of Puerto Rico, TRAN 3.50%, Series A, 7/30/1999..................                     19,000,000          19,043,740
Commonwealth of Puerto Rico Government Development Bank:
   CP 2.40%, 5/10/1999........................................................                      4,000,000           4,000,000
   Refunding, VRDN 2.75% (Insured; MBIA and Liquidity Facility; Credit
     Suisse) (a)..............................................................                      3,000,000           3,000,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
   Transportation Revenue, VRDN
   2.65%, Series A (Insured; AMBAC and Liquidity Facility; Bank of Nova
   Scotia) (a)................................................................                      3,000,000           3,000,000
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
  Control Facilities Finance Authority, Higher Education Revenue, VRDN
   (Anna G. Mendez University Systems Project)
   2.80%, Series A (LOC; Banco Popular de Puerto Rico) (a)....................                      4,500,000           4,500,000
                                                                                                                   --------------
TOTAL INVESTMENTS (cost $190,994,017).........................................                          98.3%        $190,994,017
                                                                                                       -----       --------------
                                                                                                       -----       --------------

CASH AND RECEIVABLES (NET)....................................................                           1.7%      $    3,225,515
                                                                                                       -----       --------------
                                                                                                       -----       --------------

NET ASSETS....................................................................                         100.0%        $194,219,532
                                                                                                       -----       --------------
                                                                                                       -----       --------------

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Summary of Abbreviations
AMBAC     American Municipal Bond Assurance Corporation         MFHR     Multi-Family Housing Revenue
COP       Certificate of Participation                          PCR      Pollution Contol Revenue
CP        Commercial Paper                                      SWDR     Solid Waste Disposal Revenue
FNMA      Federal National Mortgage Association                 TRAN     Tax and Revenue Anticipation Notes
LOC       Letter of Credit                                      VRDN     Variable Rate Demand Notes
MBIA      Municipal Bond Investors Assurance
            Insurance Corporation

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------
Fitch          or         Moody's          or          Standard & Poor's          Percentage of Value
-----                     -------                      -----------------          -------------------
F1+/F1                    VMIG1/MIG1, P1               SP1+/SP1, A1+/A1, A2              100.0%
                                                                                         ------
                                                                                         ------

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Securities payable on demand. Variable interest rate-subject to periodic change.
(b) At March 31, 1999, the Fund had $57,856,000 (29.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.

                       See notes to financial statements.

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                             March 31, 1999
                                                                                         Cost                Value
                                                                                      ------------        ------------
ASSETS:          Investments in securities--See Statement of Investments......        $190,994,017        $190,994,017
                 Cash.........................................................                               2,278,666
                 Interest receivable..........................................                               1,060,066
                 Prepaid expenses.............................................                                  18,864
                                                                                                          ------------
                                                                                                           194,351,613
                                                                                                          ------------

LIABILITIES:     Due to The Dreyfus Corporation and affiliates................                                  73,194
                 Accrued expenses.............................................                                  58,887
                                                                                                          ------------
                                                                                                               132,081
                                                                                                          ------------

NET ASSETS....................................................................                            $194,219,532
                                                                                                          ------------
                                                                                                          ------------

REPRESENTED BY:  Paid-in capital..............................................                            $194,320,282
                 Accumulated net realized gain (loss) on investments..........                                (100,750)
                                                                                                          ------------

NET ASSETS.....................................................................                           $194,219,532
                                                                                                          ------------
                                                                                                          ------------

SHARES OUTSTANDING
(unlimited number of $.01 par value shares of Beneficial Interest authorized)..                            194,352,616

NET ASSET VALUE, offering and redemption price per share.......................                                  $1.00
                                                                                                                 -----
                                                                                                                 -----
                                            See notes to financial statements.

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Statement of Operations                                                               Year Ended March 31, 1999

INVESTMENT INCOME
INCOME              Interest Income...........................................                         $6,279,653
EXPENSES:           Management feeNote 2(a)...................................     $   976,918
                    Shareholder servicing costs--Note 2(b)....................         177,840
                    Trustees' fees and expenses--Note 2(c)....................          39,962
                    Professional fees.........................................          24,769
                    Registration fees.........................................          24,640
                    Custodian fees............................................          21,167
                    Prospectus and shareholders' reports......................          12,128
                    Miscellaneous.............................................           7,394
                                                                                   -----------
                      Total Expenses..........................................                          1,284,818
                                                                                                       ----------

INVESTMENT INCOMENET..........................................................                          4,994,835

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)............................                             33,885
                                                                                                       ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                         $5,028,720
                                                                                                       ----------
                                                                                                       ----------

                       See notes to financial statements.

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                       Year Ended          Year Ended
                                                                                      March 31, 1999      March 31, 1998
                                                                                      --------------      --------------
OPERATIONS:
   Investment income--net.....................................................        $    4,994,835      $    6,106,787
   Net realized gain (loss) on investments....................................                33,885              12,767
                                                                                      --------------      --------------
     Net Increase (Decrease) in Net Assets Resulting from Operations..........             5,028,720           6,119,554
                                                                                      --------------      --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.....................................................            (4,994,835)         (6,106,787)
                                                                                      --------------      --------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold..............................................           356,240,141         377,154,421
   Dividends reinvested.......................................................             3,266,962           3,727,148
   Cost of shares redeemed....................................................          (359,534,075)       (413,229,486)
                                                                                      --------------      --------------

     Increase (Decrease) in Net Assets from Beneficial Interest Transactions..               (26,972)        (32,347,917)
                                                                                      --------------      --------------

       Total Increase (Decrease) in Net Assets................................                 6,913         (32,335,150)

NET ASSETS:
   Beginning of Period........................................................           194,212,619         226,547,769
                                                                                      --------------      --------------
   End of Period..............................................................          $194,219,532        $194,212,619
                                                                                      --------------      --------------
                                                                                      --------------      --------------

                       See notes to financial statements.

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Financial Highlights
   Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Funds financial statements.

                                                                                        Year Ended March 31,
                                                                 --------------------------------------------------------------
PER SHARE DATA:                                                   1999          1998          1997          1996          1995
                                                                 -------       -------       -------       -------       -------
   Net asset value, beginning of period...................      $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                                -------       -------       -------       -------       -------

   Investment Operations:
   Investment income--net.................................         .026          .029          .028          .030          .026
                                                                -------       -------       -------       -------       -------

   Distributions:
   Dividends from investment income--net..................        (.026)        (.029)        (.028)        (.030)        (.026)
                                                                -------       -------       -------       -------       -------

   Net asset value, end of period.........................      $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                                -------       -------       -------       -------       -------
                                                                -------       -------       -------       -------       -------

TOTAL INVESTMENT RETURN...................................         2.59%         2.91%         2.80%         3.07%         2.60%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets................          .66%          .69%          .66%          .64%          .64%
   Ratio of net investment income
     to average net assets................................         2.56%         2.88%         2.77%         3.03%         2.56%
   Net Assets, end of period (000s Omitted)...............     $194,220      $194,213      $226,548      $252,985      $281,764

                       See notes to financial statements.

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus California Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Funds shares, which are sold to the public without a sales charge.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Funds investments.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Fund received net earnings credits of $14,382 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income--net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $101,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $38,000 of the carryover expires in fiscal 2000, $21,000 expires in fiscal 2002, $27,000 expires in fiscal 2003, $10,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.

    At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1999, the Fund was charged $111,760 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $66,080 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus California Tax Exempt Money Market Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of March 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Money Market Fund at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

New York, New York
April 29, 1999

Dreyfus California Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income--net during its fiscal year ended March 31, 1999 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).

Drefus California Tax Exempt
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                                    357AR993